UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2005

METRETEK TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-19793	84-11698358
(State or other jurisdiction	(Commission File Number)	(I.R.S Employer
of incorporation)		Identification No.)

303 East 17th Avenue, Suite 660, Denver, Colorado (Address of principal executive offices)	80203 (Zip code)

Registrant’s telephone number, including area code: (303) 785-8080

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

     On February 16, 2005, Metretek Technologies, Inc., a Delaware corporation (the “Company”), announced that it will be presenting on February 22, 2005 at the Roth Capital Partners 17th Annual Growth Stock Conference in Dana Point, California. This presentation, to be given by the executive officers of the Company including W. Phillip Marcum, the President and Chief Executive Officer of the Company, will include information about the business, operations, financial results and prospects of the Company and its subsidiaries, including current operations, business initiatives and preliminary fiscal 2004 financial results. Mr. Marcum and certain other executive officers of the Company will also be giving this investment presentation from time to time, commencing February 17, 2005, to other investors, investment analysts and other members of the financial and investment community. A copy of this investment presentation is available on the Company’s website at www.metretek.com under “Investor Info”, and is also attached to this Report as Exhibit 99.1 and incorporated herein by this reference. The full text of the Company’s press release is attached to this Report as Exhibit 99.2 and incorporated herein by this reference.

     The presentation attached to this Report contains forward-looking statements made within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are all statements other than statements of historical facts, including statements concerning the plans, intentions, expectations, projections, hopes, beliefs, objectives, goals and strategies of management, such as statements about future earnings, revenues, cash flows and other future financial and non-financial items, performance or events; statements about current and proposed products, services, markets, technologies or businesses; and statements of assumptions underlying any of the foregoing. Forward-looking statements are not guarantees of future performance or events and are subject to a number of known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied by such forward-looking statements. Important risks, uncertainties and other factors include, but are not limited to, the Company’s ability to obtain sufficient capital and liquidity on favorable terms, to meet its operating, working capital and debt service requirements and to fund the growth of its business; the timely and successful development, production and market acceptance of new and enhanced products, services and technologies of the Company; the Company’s ability to attract, retain and motivate key personnel; the effects of competition in the Company’s current and anticipated markets; changes in the energy industry in general and the natural gas and electricity markets in particular; the ability of the Company to secure and maintain key contracts and relationships; general economic, market and business conditions; and other factors, risks, and uncertainties described from time to time in the Company’s reports and filings with the Securities and Exchange Commission, including but not limited to the Company’s most recently filed Form 10-K and subsequently filed Form 10-Ks, 10-Qs and 8-Ks. Accordingly, there can be no assurance that the results expressed, projected or implied by any forward-looking statements will be achieved, and readers are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements in this Report speak only as of the date hereof and are based on the current plans, goals, objectives, strategies, intentions, expectations and assumptions of, and the information currently available to, management. The Company assumes no duty or obligation to update or revise any forward-looking statements for any reason, whether as the result of changes in expectations, new information, future events, conditions or circumstances or otherwise.

     The information in this Report, including the exhibits attached hereto, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that

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Section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

99.1	Investment Presentation of Metretek Technologies, Inc.

99.2	Press release of Metretek Technologies, Inc., issued February 16, 2005, announcing its presentation at the Roth conference and preliminary fiscal 2004 financial results.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METRETEK TECHNOLOGIES, INC.
By:	/s/ W. Phillip Marcum
W. Phillip Marcum
President and Chief Executive Officer

Dated: February 16, 2005

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